Exhibit 99.1

NEWS RELEASE

Contact:	Scott M. Zuehlke
Director of Investor Relations Geokinetics Inc.
(713) 850-7600

Geokinetics Announces Project Award Valued in Excess of $110 Million

HOUSTON, TEXAS — August 26, 2010 — Geokinetics Inc. (NYSE AMEX: GOK) today announced that Petróleos Mexicanos (PEMEX) has awarded its Mexican subsidiary a seismic acquisition contract valued in excess of $110 million for work in Mexico.  The project will be for a seamless Ocean Bottom Cable, Transition Zone and land seismic data acquisition survey that is scheduled to commence late in the fourth quarter 2010 and last through early 2012.

Richard F. Miles, President and Chief Executive Officer, commented, “We are especially pleased to have been chosen for this project as this award highlights the strategic rationale behind our recent acquisition of PGS Onshore.

“Sustained solid bidding activity gives us confidence that our backlog will continue to grow and that Geokinetics is well positioned to benefit as the industry continues to recover.”

About Geokinetics Inc.

Geokinetics Inc. is a leading provider of seismic data acquisition, seismic data processing services and multi-client seismic data to the oil and gas industry worldwide. Headquartered in Houston, Texas, Geokinetics is the largest Western contractor acquiring seismic data onshore and in transition zones in oil and gas basins around the world. Geokinetics has the crews, experience and capacity to provide cost-effective world class data to our international and North American clients. For more information on Geokinetics, visit www.geokinetics.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Geokinetics expects, believes or anticipates will or may occur in the future are forward-looking statements.  These statements include but are not limited to statements about the business outlook for the year, backlog and bid activity, future contract awards, financial performance and statements with respect to future events. These statements are based on certain assumptions made by Geokinetics based on management’s experience and perception of historical trends, industry conditions, market position, future operations, profitability, liquidity, backlog, capital resources and other factors believed to be appropriate.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Geokinetics, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to general economic conditions and conditions in the oil and gas industry, financial performance and results, job delays or cancellations, reductions in oil and gas prices, impact from severe weather conditions and other important factors that could cause actual results to differ materially from those projected, or backlog not to be completed, as described in the Company’s reports filed with the Securities and Exchange Commission. Backlog consists of written orders and estimates of Geokinetics’ services which it believes to be firm, however, in many instances, the contracts are cancelable by customers so Geokinetics may never realize some or all of its backlog which may lead to lower than expected financial performance.

Although Geokinetics believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will be correct.  All of Geokinetics’ forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements.  Any forward-looking statement speaks only as of the date on which such statement is made and Geokinetics undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

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